UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Carrier Access Corporation

(Name of Registrant as Specified In Its Charter)

[List Other Person(s) or replace with LP24 (total) if blank]

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2006

To the Stockholders of Carrier Access Corporation:

Notice is hereby given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Carrier Access Corporation, a Delaware corporation (the “Company”), will be held on June 7, 2006, at 9:30 a.m., Mountain Time, at the Carrier Access headquarters, 5395 Pearl Parkway, Boulder, Colorado 80301, for the following purposes:

1.	To elect six directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

2.	To ratify the appointment of HEIN & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Only holders of record of the Company’s common stock at the close of business on April 21, 2006, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by mail by completing, signing, dating and returning the enclosed paper proxy card in the postage-prepaid envelope enclosed for that purpose. For further details, please see the section entitled “Voting” on page one of the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously voted using the proxy card.

By Order of the Board of Directors of Carrier Access Corporation

/s/ Kevin Kuznicki
Kevin Kuznicki Secretary

Boulder, Colorado

May 1, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY

COMPLETING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED

ENVELOPE AS PROMPTLY

AS POSSIBLE

CARRIER ACCESS CORPORATION

PROXY STATEMENT

FOR THE

2006 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished to the holders of common stock, par value $0.001 per share (the “Common Stock”), of Carrier Access Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2006 Annual Meeting of Stockholders to be held on June 7, 2006 at 9:30 a.m., Mountain Time (the “Annual Meeting”) and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Company’s headquarters. Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301. The telephone number at Carrier Access is 303-442-5455.

This Proxy Statement, the accompanying form of proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, are first being mailed on or about May 1, 2006, to all stockholders entitled to vote at the Annual Meeting.

Stockholders Entitled to Vote; Record Date

Stockholders of record at the close of business on April 21, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the 2006 Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock they held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 33,854,664 shares of the Company’s Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Common Stock, see “Security Ownership of Principal Stockholders and Management.”

Quorum; Required Vote

The presence of the holders of a majority of the shares of Common Stock entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of HEIN & Associates, LLP as independent registered public accounting firm.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the votes cast. However, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

Voting by proxy card

All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies on the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Voting by attending the meeting

A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by mail from the stockholder will be superseded by the vote that such stockholder casts at the Annual Meeting.

Changing vote; revocability of proxy

If a stockholder has voted by sending a proxy card, such stockholder may change his or her vote before the 2006 Annual Meeting.

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked by (1) filing with the Secretary of the Company, at or before the taking of the vote at the 2006 Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) attending the Annual Meeting and voting in person (although attendance at the 2006 Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary.

Expenses of Solicitation

The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this 2006 Proxy Statement. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, electronic mail, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company’s costs for such services, if retained, will not be significant.

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials

Stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy card and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company’s proxy materials for the 2007 Annual Meeting, stockholder proposals must be received by the Secretary of the Company no later than January 1, 2007, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting

In addition, the Company’s Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (1) the Board and/or its Corporate Governance and Nominating Committee or (2) any stockholder entitled to vote who has delivered written notice to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. However, if a stockholder wishes only to recommend a candidate for consideration by the Corporate Governance and Nominating Committee as a potential nominee for the Company’s Board of Directors, see the procedures discussed in “Proposal One: Election of Directors – Corporate Governance.”

The Company’s Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by any stockholder entitled to vote who has delivered written notice to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

The “Notice Period” is defined as that period not less than 20 days nor more than 60 days prior to the date of the annual meeting of stockholders. As a result, the Notice Period for the 2007 Annual Meeting is anticipated to start on April 6, 2007 and end on May 18, 2007.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company or may be accessed on the Company’s website at http://www.carrieraccess.com - “Investors” – “Corporate Governance” – “Bylaws”. All notices of proposals by stockholders, whether or not they are to be included in the Company’s proxy materials, should be sent to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary.

Discretionary Authority to Vote

With respect to a proposal that is not submitted for inclusion in next year’s proxy materials, but is instead sought to be presented directly at next year’s annual meeting of stockholders, rules of the Securities and Exchange Commission (“SEC”) permit the Company’s management to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on March 19, 2007.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Company’s Board is currently composed of six members. Each director elected at the Annual Meeting shall hold office until the next annual meeting and until a successor is duly elected and qualified or until his or her death, resignation or removal.

Nominees

Six directors are to be elected at the Annual Meeting. Based upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the six nominees named below for election at the Annual Meeting, all of whom are presently directors of the Company. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be proposed by the Corporate Governance and Nominating Committee and designated by the Board of Directors to fill the vacancy. Management has no reason to believe that any nominee will be unable or will decline to serve as a director.

The name and certain information regarding each nominee are set forth below. There are no family relationships among the nominees, except that Roger L. Koenig and Nancy Pierce are married to one another.

Name	Age	Position
Roger L. Koenig	52	President, Chief Executive Officer and Chairman of the Board
Nancy G. Pierce	48	Corporate Development Officer
John W. Barnett, Jr. (2) (3)	64	Director
David R. Laube (1) (2) (3) (4)	58	Director
Mark A. Floyd (1) (2) (3)	50	Director
Thomas C. Lamming (1) (2) (3)	52	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Corporate Governance and Nominating Committee

(4)	Lead Independent Director

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

Roger L. Koenig has served as President, Chief Executive Officer and Chairman of the Board of the Company since its formation in September 1992. Prior to co-founding the Company, Mr. Koenig served as President of Koenig Communications, Inc., an equipment systems integration and consulting firm in San Jose, California, from 1987 to 1992. Prior to founding Koenig Communications, Mr. Koenig held a number of positions with IBM/ROLM Europe, a telecommunications equipment manufacturer, including Engineering Section Manager for Europe. Mr. Koenig received a B.S. in Electrical Engineering from Michigan State University and an M.S. in Engineering Management from Stanford University.

Nancy G. Pierce has served as Corporate Development Officer since April 2000 and has been a Director of the Company since its formation in September 1992. From November 2004 to June 2005, Ms. Pierce served as interim Chief Financial Officer. Ms. Pierce previously served as Corporate Controller, Chief Financial Officer, Vice President of Finance and Administration and Treasurer of the Company from September 1992 through April of 2000. Prior to co-founding Carrier Access, Ms. Pierce served as the Controller of Koenig Communications, Inc., an equipment systems integration and consulting firm and held positions at IBM Corporation and ROLM Corporation. Ms. Pierce earned a B.S. degree from Colorado State University and an M.B.A. from California State University, Chico. In addition, Ms. Pierce holds an honorary doctorate degree in Commercial Science from St. Thomas Aquinas University.

John W. Barnett, Jr. has served as a Director of the Company since December 1998. Mr. Barnett is a telecommunications consultant and private investor. Mr. Barnett previously served as a Senior Executive of McLeod USA from April 2000 through December 2001. Mr. Barnett was President of the Wholesale Services division of MCI WorldCom, Inc. from February 1997 through March 2000 and was President of WorldCom International, Inc., from June 1996 through February 1997. From January 1995 until June 1996, Mr. Barnett served as Senior Vice President of Sales and Marketing of Williams Communications Company. From July 1993 until January 1995, Mr. Barnett was President of WilTel International, a division of WilTel Network Services, a predecessor of WorldCom, Inc. Mr. Barnett has also served as a Director of the Competitive Telecommunications Association, America’s Carriers Telecommunication Association, the Multimedia Telecommunications Association, and several privately held corporations. Mr. Barnett received a B.A. in Political Science from Tulane University.

David R. Laube has served as a Director of the Company since January 2001. Mr. Laube is currently Executive in Residence for the Business School at the University of Colorado at Denver. Mr. Laube served in several senior finance and information technology positions at US WEST from 1983 until 2000, the latest position being Vice President and Chief Information Officer. Prior to 1983, Mr. Laube was Vice President of Finance and Information Systems for the digital telephone division of Harris Corporation. Mr. Laube is a director of Network Equipment Technologies, a maker of telecommunications equipment. Mr. Laube received a B.A. in Finance from the University of Washington and holds an M.B.A. from the Wharton School of Business at the University of Pennsylvania. In 2004 Mr. Laube was awarded an honorary doctorate degree from the University of Colorado.

Mark A. Floyd has served as a Director of the Company since June 2001. Mr. Floyd is currently President and Chief Executive Officer of Entrisphere, Inc., a telecommunications company, a position he has held since August of 2002. Mr. Floyd was the President and Chief Executive Officer of Siemens ICN, Inc. from April 2001 until January 2002. Prior to that, Mr. Floyd co-founded Efficient Networks, Inc., a publicly held company, in June 1993 and served as President, Chief Executive Officer and a Director of Efficient Networks, Inc. from 1993 to 2001. Siemens ICN, Inc. acquired Efficient Networks, Inc. in April 2001. From 1991 to 1993, Mr. Floyd served as Chief Operating Officer and a Director of Networth, Inc., a provider of LAN products including Ethernet hubs, switches and network interface cards. Mr. Floyd previously was Executive Vice President, Chief Financial Officer and Director of Interphase Corporation, a provider of enterprise server connectivity solutions for high-speed LAN, high capacity storage and remote access applications from 1984 to 1991. Mr. Floyd received his B.B.A. in Finance from the University of Texas at Austin.

Thomas C. Lamming has served as a Director of the Company since April 2004. Mr. Lamming is currently active as a senior advisor to universities, including the University of Colorado at Denver. Mr. Lamming worked at Accenture, a consulting firm, from 1978 to fall of 2003, concentrating the last 14 years in the communications industry. He was a partner from 1989 until his departure in 2003. He specialized in working with Fortune 500 organizations in the planning, designing, and implementation of integrated business solutions, organization performance, and information technology. Mr. Lamming has held a variety of senior leadership positions including Global Managing Partner (GMP) - Communications Industry Practice and GMP - Next Generation Networks Service Line. Mr. Lamming was also a member of Accenture’s Global Leadership Council and a representative to Accenture’s World Economic Forum team. Mr. Lamming earned his B.S. and M.B.A. degrees at the University of Missouri at Columbia.

Board Meetings and Committees

During the fiscal year ended December 31, 2005, the Board held fifteen meetings, including regularly scheduled and special meetings. Each of the directors attended or participated in 75% or more of the total number of meetings of the Board of Directors and total number of meetings held by all committees of Board of Directors on which he or she served during the past fiscal year. The Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

Audit Committee

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Floyd, Laube and Lamming, each of whom is “independent,” as that term is defined for audit committee members by the listing standards of The NASDAQ Stock Market. The Board of Directors has

determined that Mr. Laube is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (the “SEC”).

The Audit Committee is responsible for overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, and assisting the Board of Directors in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s internal accounting and financial controls, (3) the Company’s compliance with legal and regulatory requirements, (4) the organization and performance of the Company’s internal audit function, and (5) the independent registered public accounting firm’s qualifications, independence and performance.

The Audit Committee held sixteen meetings during the last fiscal year. The Audit Committee has adopted a written charter approved by the Board of Directors, which is included in Appendix A to this Proxy Statement. The Audit Committee charter is also available on the Company’s website at http://www.carrieraccess.com - “Investors”-“Corporate Governance”.

The Audit Committee Report is included in this Proxy Statement on page 20.

Compensation Committee

The Compensation Committee consists of Messrs. Barnett, Floyd, Laube and Lamming, each of whom is an independent director as defined in the listing standards of The NASDAQ Stock Market.

The Compensation Committee assists the Board of Directors in overseeing the compensation of the Company’s Chief Executive Officer and other executive officers, approving and evaluating the Company’s executive officer compensation plans, policies and programs, and administering the Company’s equity compensation plan. The Compensation Committee also provides oversight of the Company’s compensation policies, plans and benefits programs. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant stock options and to make new hire, retention and promotion stock option grants within certain guidelines to employees below the level of Vice President.

The Compensation Committee held five meetings during the last fiscal year. The Compensation Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at http://www.carrieraccess.com - “Investors”-“Corporate Governance”.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Messrs. Barnett, Floyd, Laube and Lamming, each of whom is an independent director as defined in the listing standards of The NASDAQ Stock Market.

The Corporate Governance and Nominating Committee reviews and makes recommendations to the Board of Directors on matters concerning general corporate governance, ethics and conflicts of interest, the composition and evaluation of, and nominations to, the Board of Directors and committees of the Board of Directors. The Corporate Governance and Nominating Committee will consider recommendations of candidates for the Board of Directors submitted by the stockholders of the Company. For more information see “Corporate Governance Matters” below.

The Corporate Governance and Nominating Committee did not hold any meetings during the last fiscal year. The Corporate Governance and Nominating Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at http://www.carrieraccess.com - “Investors”-“Corporate Governance”.

Director Compensation

The Company provides compensation to each of its non-employee directors as follows:

•	Annual cash compensation of $10,000 for Board membership, paid quarterly;

•	Cash compensation of $1,000 per regularly scheduled quarterly Board of Directors meeting;

•	A one-time grant of options to purchase 15,000 shares of Common Stock upon a non-employee director joining the Board, immediately exercisable vesting in four successive equal annual installments upon completion of each year of service from the grant date;

•	An annual grant of options to purchase 10,000 shares of Common Stock, immediately exercisable vesting one year from the grant date to each Board member;

•	Cash compensation of $12,500 to the Audit Committee chair;

•	An annual grant of options to purchase 10,000 shares of Common Stock, on the date of each annual meeting of stockholders, provided such individual has served as a non-employee member of the Board for at least six months, immediately exercisable vesting one year from the grant date to the Audit Committee chair;

•	Cash compensation of $500 per regularly scheduled quarterly Audit Committee meeting for Audit Committee members.

Members of the Board are also eligible to receive discretionary option grants and stock issuances under the 1998 Plan. All option grants are granted with exercise prices equal to the fair market value of the Company’s common stock on the date of grant. The 1998 Plan also permits the plan administrator to activate a director fee option grant program.

Board members also have their lodging and travel expenses associated with attending Board meetings paid by or reimbursed by the Company.

During the fiscal year ended December 31, 2005, non-employee directors received the following stock option grants:

Name	Shares	Exercise Price ($)	Vesting	Term
John W. Barnett, Jr.	10,000	$4.33	1 year	10 years
David R. Laube	10,000	$4.33	1 year	10 years
Mark A. Floyd	10,000	$4.33	1 year	10 years
Thomas C. Lamming	10,000	$4.33	1 year	10 years

Corporate Governance

Code of Ethics and Business Conduct Policy

The Company has adopted a Code of Ethics and Business Conduct Policy (the “Code of Ethics”), applicable to all employees, executive officers and directors. The Code of Ethics can be found on the Investor Relations page of our Company’s website at http://www.carrieraccess.com - “Investors”-“Corporate Governance”- “Code of Conduct”. The Company will disclose any amendment to the Code or waiver of a provision of the Code on the Company’s website at the link noted above.

Independence of the Board of Directors

The Board of Directors has determined that, with the exception of Roger L. Koenig and Nancy G. Pierce, who are executive officers of the Company, all of its members are “independent directors” as that term is defined in the listing standards of The NASDAQ Stock Market.

Contacting the Board of Directors.

Any stockholder who desires to contact our non-employee directors may do so by sending comments in writing to: Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary. All such communications are forwarded to the Board. Stockholders may also communicate with the Board electronically by sending an email to the following email address: boardofdirectors@carrieraccess.com.

Attendance at Annual Stockholder Meetings by the Board of Directors

While the Company encourages attendance by members of the Board of Directors at the Company’s annual stockholder meeting, but such attendance is not required. Mr. Koenig and Ms. Pierce attended the Company’s 2005 annual meeting of stockholders.

Nomination Process for Recommending Candidates for Election to the Board of Directors

The Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors. It is the policy of the Nominating Committee of the Company to consider recommendation for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of Directors must be directed in writing to Carrier Access Corporation, Attn: Corporate Secretary, 5395 Pearl Parkway, Boulder, Colorado 80301 and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock. Such recommendations must be received by December 31st of the year prior to the year in which the recommended candidate will be considered for nomination.

The Nominating Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection as director nominees are as follows:

•	The Nominating Committee regularly reviews the current composition and size of the Board. In its evaluation of director candidates, including the members of the Board of Directors eligible for reelection, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers the following: (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, (2) such factors as issues of character, judgment, diversity, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Nominating Committee may consider appropriate.

•	While the Nominating Committee has not established specific minimum qualifications for Director candidates, the Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business, government or technology, including their understanding of the telecommunications industry and the Company’s business in particular, (4) have qualifications that will increase overall Board effectiveness and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•	With regard to candidates who are properly recommended by stockholders or by other means, the Nominating Committee will review the qualifications of any such candidate, which review may, in the Nominating Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating Committee deems necessary or proper.

•	In evaluating and identifying candidates, the Nominating Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•	The Nominating Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

•	After completing its review and evaluation of director candidates, the Nominating Committee selects, or recommends to the full Board of Directors for selection, the director nominees.

During the last year, no third party was used to evaluate or assist in identifying potential nominees.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected HEIN & Associates, LLP (“HEIN”) as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006, which includes an audit of the effectiveness of the Company’s internal control over financial reporting. HEIN was appointed as the Company’s independent registered public accounting firm on October 11, 2005, and audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2005. A representative of HEIN is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. During the Company’s two most recent fiscal years and through the date of the engagement of HEIN, the Company did not consult with HEIN regarding any matters or reportable events described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Although stockholder ratification of the appointment of HEIN as the Company’s independent registered public accounting firm is not required, the Board has determined that it is desirable to request ratification of it’s the Audit Committee’s selection of HEIN by the Company’s stockholders. Notwithstanding this selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders fail to ratify this proposal, then the Audit Committee will reconsider its selection.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF HEIN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

Change in Independent Public Accountants

On September 9, 2005, KPMG LLP (“KPMG”) advised the Audit Committee of the Company that KPMG had declined to stand for re-election as the Company’s independent registered public accounting firm. The decision was mutual between both parties and was approved by the Audit Committee. KPMG’s engagement as the Company’s independent registered public accounting firm ended effective upon completion of the review of the Company’s interim financial statements as of June 30, 2005 and for the three- and six- month periods then ended and the filing by the Company of its Form 10-Q for the period ended June 30, 2005 with the SEC. On September 14, 2005, upon the completion of KPMG’s review of the Company’s interim financial statements as of June 30, 2005 and the filing of the Company’s Form 10-Q for the period ended June 30, 2005, the services of KPMG as the Company’s principal accountants ceased.

In connection with the audits of the two fiscal years ended December 31, 2004, and during the subsequent interim period through September 14, 2005, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction would have caused them to make reference thereto in their report.

KPMG’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2003 included a separate paragraph which stated the following: “As discussed in note 5 to the consolidated financial statements, Carrier Access Corporation adopted the provisions of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” effective January 1, 2002,” and KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2004 included a separate paragraph which stated the following: “As discussed in note 3, the consolidated financial statements as of and for the years ended December 31, 2003 and 2004 have been restated to reflect adjustments related to revenue recognition and inventory valuation allowances.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of material weaknesses on the achievement of the objectives of the control criteria, and contains explanatory paragraphs that state:

•	Management did not comply with established Company policies and procedures requiring a review of the Company’s consolidated statement of cash flows. This failure to comply with established policies and procedures resulted in material misstatements in the Company’s December 31, 2004 consolidated statement of cash flows. Specifically, there were material misstatements in cash flows from operating activities and cash flows from investing activities.

•	The Company did not have effective policies and procedures to evaluate customer arrangements for the appropriate application of revenue recognition criteria as contemplated by generally accepted accounting principles in the U.S. This deficiency resulted in material misstatements to the Company’s financial statements, specifically the overstatement of revenue, costs of sales, and accounts receivable, and the understatement of inventory in the Company’s previously filed consolidated financial statements as of and for the years ended December 31, 2003 and 2004, and for the interim periods contained therein. Accordingly, the Company has restated such consolidated financial statements to reflect the correction of these errors.

•	The Company did not have effective policies and procedures over accounting for its inventory reserves to prevent the write up of inventory once it had been written down in a previous fiscal accounting period. This deficiency resulted in material misstatements of inventory and cost of sales in the Company’s previously filed consolidated financial statements as of and for the years ended December 31, 2003 and 2004, and for the interim periods contained therein. Accordingly, the Company has restated such consolidated financial statements to reflect the correction of these errors.

•	The Company lacked the depth of personnel with sufficient technical accounting expertise to identify and account for complex transactions in accordance with generally accepted accounting principles in the U.S. This deficiency contributed to the aforementioned misstatements and resulted in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements would not be prevented or detected.

During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through September 14, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)), except the following:

In Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, management of the Company reported that it had assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 and had identified material weaknesses in internal control as described above. Because of the effect of such material weaknesses on the achievement of the objectives of the control criteria, KPMG’s report opined that the Company had not maintained effective internal control over financial reporting as of December 31, 2004.

The subject matter of the material weaknesses described above was discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with KPMG. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues, once such firm has been selected.

In Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, management of the Company reported that it had assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005 and had identified no material weaknesses in internal control as of that date.

KPMG furnished a letter addressed to the SEC stating its agreement with certain statements made in the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2005, which statements are not materially different than the statements made herein. KPMG’s letter, dated September 14, 2005, is filed as Exhibit 16.1 to such Current Report on Form 8-K.

KPMG LLP audited the Company’s financial statements from 1994 through fiscal year 2004.

In Item 9-A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, management of the Company assessed the effectiveness of internal control over our financial reporting as of December 31, 2005. Based on its assessment of internal control over financial reporting, management concluded that as of December 31, 2005, internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Pre-Approval of Fees by Audit Committee

The Company’s Audit Committee is responsible for appointing, setting the compensation for and overseeing the work of the Company’s independent registered public accounting firm. In connection with these responsibilities, the Company’s Audit Committee adopted a policy for approving all services and associated fees provided by the independent registered public accounting firm prior to the commencement of such services. The Audit Committee Chairperson, or when appropriate his/her designee on the Audit Committee, may approve audit and permissible non-audit services up to $50,000, and the full Audit Committee must approve all requests greater than $50,000.

Accounting Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by HEIN for the last fiscal year.

2005
Audit Fees (1)	$344,775
Audit-Related Fees (2)	0
Tax Fees (3)	5,400
All Other Fees	—

Total	$350,175

(1)	Audit fees consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as services that generally only the Company’s independent registered public accounting form can reasonably provide, including statutory audits and services rendered in connection with the Company’s SEC filings. Audit fees also includes the audit of management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements not reported under “Audit Fees”.

(3)	Tax fees include fees billed for tax compliance, consultation and planning services.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG for each of the last two fiscal years.

	Fiscal Year
	2005	2004
Audit Fees (1)	$445,375	$373,000
Audit-Related Fees (2)	503,382	90,000
Tax Fees (3)	147,066	138,142
All Other Fees	—	—

Total	$1,082,823	$601,142

(1)	Audit fees consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as services that generally only the Company’s independent registered public accounting firm can reasonably provide, including statutory audits and services rendered in connection with the Company’s SEC filings. Audit fees also includes the audit of management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements not reported under “Audit Fees”. The amount for 2005 includes fees of related to the restatement of the Company’s financial statements and fees for the audit of the Company’s 401(K) Plan. . The amount for 2004 includes fees related to SEC registration statements and audit of the Company’s 401(k) Plan.

(3)	Tax fees consist of fees billed for tax compliance, consultation and planning services.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Common Stock of the Company as of April 20, 2006 for the following: (1) each person or entity who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s voting securities; (2) each of the persons named in the Summary Compensation Table; (3) each of the Company’s current directors; and (4) all directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Class
Roger L. Koenig (3)	13,048,316	38%
Nancy Pierce (3)	13,048,316	38%
KELD, LLC (4)	9,679,500	29%
Dalton, Greiner, Hartman, Maher & Co LLC (5) 565 Fifth Avenue, Suite 2101 New York, NY 10017(5)	3,193,493	9%
Gary Gatchell (6)	50,000	*
John W. Barnett, Jr. (7)	141,675	*
David R. Laube (8)	177,075	*
Mark A. Floyd (9)	132,075	*
Thomas C. Lamming (10)	25,000	*
All directors and executive officers as a group (7 persons)(11)	13,574,141	____40%

*	Less than 1%

(1)	The address of each person listed on the table is c/o Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 20, 2006 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage of such person or entity holding such securities but are not outstanding for the purpose of computing the percentage of any other person or entity. Except as indicated by footnotes to the table, and subject to the applicable community property laws, based on information provided by the persons shown in the table, such persons have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of shares beneficially owned is based on 33,854,664 shares outstanding as of April 20, 2006.

(3)	Represents 1,187,258 shares held by Mr. Koenig, 1,181,558 shares held by Ms. Pierce, 1,000,000 held jointly by Mr. Koenig and Ms. Pierce and 9,679,500 shares held by KELD, LLC. Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.

(4)	Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.Based solely on information provided pursuant to Schedules 13G and 13G/A filed with the Securities and Exchange Commission for calendar year 2005. (5) Dalton, Grenier, Hartman Maher & Co LLC may be deemed to beneficially own 3,193,493 shares and has sole voting and dispositive power with respect to 3,146,893 of those shares.

(6)	Mr. Gatchell was appointed Vice President and Chief Financial Officer of the Company on June 10, 2005. Consists of 50,000 shares of common stock subject to options exercisable within 60 days of April 20, 2006.

(7)	Represents 7,800 shares held by Mr. Barnett, 1,500 shares beneficially held in a managed account, 132,375 shares of common stock subject to options exercisable within 60 days of April 20, 2006, 13,125 of which would be subject to the Company’s right of repurchase if exercised.

(8)	Represents 50,000 shares held by Mr. Laube, 127,075 shares of common stock subject to options exercisable within 60 days of April 20, 2006, 13,125 of which would be subject to the Company’s right of repurchase if exercised.

(9)	Consists of 132,075 shares of common stock subject to options exercisable within 60 days of April 20, 2006, 13,125 of which would be subject to the Company’s right of repurchase if exercised.

(10)	Consists of 25,000 shares of common stock subject to options exercisable within 60 days of April 20, 2006, none of which would be subject to the Company’s right of repurchase if exercised.

(11)	Includes 466,525 shares of common stock subject to options exercisable within 60 days of April 20, 2006, 74,375 of which would be subject to the Company’s right of repurchase if exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers, directors and beneficial owners of more than ten percent of any class of the Company’s equity securities registered under Section 12 of the Exchange Act (“10% Stockholders”) to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by the Company, the Company believes that, during fiscal year 2005, our executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that the following persons each filed one late Form 4 each reporting one transaction: John W. Barnett, Jr., Mark A. Floyd, David R. Laube and Thomas C. Lamming.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2005 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,215,872	$5.48	2,442,916
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,215,872	$5.48	2,442,916

(1)	The number of shares available under the Company’s 1998 Stock Incentive Plan automatically increases on the first trading day of each calendar year by an amount equal to the lesser of 2.5% of the shares of outstanding common stock on the last trading day of the immediately preceding calendar year or 562,500 shares. The numbers disclosed above are as of January 1, 2006 and include the annual increase of 562,500 shares for 2006.

EXECUTIVE OFFICER COMPENSATION

The table below shows, for the Chief Executive Officer and each of the other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services rendered to the Company in all capacities during the last three fiscal years. The individuals in this table are collectively referred to in this proxy statement as the “Named Executive Officers”.

Summary Compensation Table

	Annual Compensation			Annual Compensation Number of Shares Underlying Options
Name and Principal Position	Year	Salary ($)	Bonus ($)
Roger L. Koenig	2005	275,000	82,500	—
President, Chief Executive Officer and Chairman of the	2004	277,885	140,623	—
Board of Directors	2003	170,462	51, 658	—
Nancy Pierce (1)	2005	212,600	44,000	—
Interim Chief Financial Officer, Corporate Development	2004	201,827	102,485	—
Officer Director	2003	146,599	47, 817	—
Gary Gatchell (2)	2005	108,462	40,000	200,000
Executive Vice President and Chief Financial Officer	2004	—	—	—
	2003	—	—	—

(1)	Ms. Pierce served as Interim Chief Financial Officer of the Company from November 2004 to June 2005.

(2)	Mr. Gatchell was appointed Chief Financial Officer of the Company on June 10, 2005.

Option Grants in Last Fiscal Year

The following table sets forth, as to the each of the Named Executive Officers, information concerning stock options granted during the fiscal year ended December 31, 2005.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
	Number of Securities Underlying Options Granted (1)		Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price Per Share (3)	Date of Expiration(4)
Name						5%	10%
Roger L. Koenig	—		—	—	—	$—	$—
Nancy Pierce	—		—	—	—	$—	$—
Gary Gatchell	200,000	(6)	12.2%	$4.62	6/10/2010	$255,284	$564,111

(1)	The options in this table are non-statutory stock options granted under the 1998 Stock Incentive Plan and have exercise prices equal to the fair market value on the date of grant. These options have five-year terms and vest over a period of 4 years at a rate of 25% on the first anniversary date from the date of grant and a rate of 6.25% per quarter thereafter until fully vested.

(2)	The Company granted options to purchase 1,645,261 shares of Common Stock to employees in fiscal year 2005.

(3)	The exercise price is payable in cash on the exercise date.

(4)	Options may terminate before their expiration upon the termination of optionee’s status as an employee, the optionee’s disability or death, or upon an acquisition or change in control of the Company.

(5)	Potential realizable value represents the hypothetical gain that would exist assuming that the stock price increases above the exercise price from the date of grant until the end of the option term of five years term at assumed annual rates of 5% and 10%. Annual compounding results in total appreciation of approximately 27.6% (at 5% per year) and 61.1% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

(6)	Mr. Gatchell was appointed Chief Financial Officer of the Company on June 10, 2005.

Option Exercises and Holdings

The table below shows, for each of the Named Executive Officers, certain information concerning stock options exercised during the fiscal year ended December 31, 2005, and the number of shares subject to exercisable and unexercisable stock options as of December 31, 2005. Also reported are values for “in-the-money” options that represent the positive spread between the exercise prices of each outstanding stock option and the fair market value of the Company’s Common Stock as of December 30, 2005, the last trading day of fiscal 2005, which was $4.94, the closing price on The NASDAQ National Market.

Aggregated Option Exercises in Fiscal 2005 and Fiscal 2005 Year-End Option Values

	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Roger L. Koenig	—	—	—	—	—	—
Nancy Pierce	—	—	—	—	—	—
Gary Gatchell	—	—	—	200,000	—	$64,000

Change in Control Arrangements

Arrangements between the Company and its Senior Executive Officers

In June 2005, Gary Gatchell joined the Company as its Executive Vice President and Chief Financial Officer. In connection with his employment, Mr. Gatchell received an option to purchase 200,000 shares of Common Stock of the Company. Twenty five percent of the shares of Common Stock subject to the option will vest upon the one-year anniversary of Mr. Gatchell’s effective date of hire, and the remaining shares subject to the option will vest on a quarterly basis thereafter. In the event that Mr. Gatchell’s employment with the Company is terminated within the period beginning two months prior to and ending six months following a change of control of the Company, the unvested shares subject to Mr. Gatchell’s option will vest in full.

1998 Stock Incentive Plan

Certain options to purchase shares of the Company’s Common Stock held by Named Executive Officers and the Company’s employees were granted under the 1998 Stock Incentive Plan. In the event the Company is acquired by merger or asset sale, the vesting for each outstanding option will automatically accelerate in full, and all unvested shares will immediately vest, unless (i) the outstanding option is assumed or otherwise continued in full force by the successor corporation; or (ii) the outstanding option is replaced with a cash incentive program of the successor corporation which provides for subsequent payout on the same original vesting schedule of the difference between the option exercise price and the fair market value of the option immediately prior to the change in control. In connection with a change in control other than by merger or asset sale, the plan administrator will have the discretionary authority to provide for automatic acceleration of vesting of outstanding options, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the change in control or upon subsequent termination of an individual option holder’s service.

In addition, the shares subject to each automatic option grant to non-employee directors immediately vest in full upon in the event of a change in control, the successful completion of a tender offer for more than 50% of the Company’s outstanding voting stock, or a change in the majority of the Board effected through one or more proxy contests for Board membership. Furthermore, upon successful completion of a hostile tender offer for more than 50% of the Company’s outstanding voting stock, each automatic option granted to non-employee directors may be surrendered to the Company for a cash payment in an amount equal to: (i) the excess of the greater of (A) the fair market value of the Common Stock on the date the option is surrendered, or (B) the highest price per share of Common Stock paid in connection with such tender offer over (ii) the per share exercise price multiplied by the number of shares subject to that option.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no reportable relationships or transactions in fiscal 2005.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm is responsible for auditing these financial statements and performing an attestation of the Company’s internal controls. It is the responsibility of the Audit Committee to oversee these activities.

Our Audit Committee reviewed and discussed the audited financial statements with management and with HEIN & Associates, LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2005. The Audit Committee also discussed with management and with HEIN & Associates, LLP the evaluation of the Company’s internal controls and the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee discussed with HEIN & Associates, the matters required to be discussed by the Statement on Auditing Standards No. 61 and received the written disclosures and the letter from HEIN & Associates, LLP required by Independence Standards Board Standard No. 1. The Audit Committee also discussed the auditors’ independence with HEIN & Associates, LLP. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

/s/ David R. Laube
David R. Laube, Chairman Mark A. Floyd Thomas C. Lamming

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors consists of directors John W. Barnett, Jr. Mark A. Floyd, David R. Laube and Thomas C. Lamming, each of whom is a non-employee director and is independent as that term is defined in the listing standards of The NASDAQ Stock Market. The Compensation Committee met five times during the last fiscal year. The Compensation Committee of the Board of Directors generally reviews and approves the Company’s executive compensation policies, including the base salary levels and target incentives for the Company’s executive officers at the beginning of each year, and approves the performance objectives of the executive officers in their areas of responsibility, subject to ratification by the Board. The Compensation Committee also administers the Company’s 1998 Stock Incentive Plan, cash compensation and bonus compensation on an annual basis for the Chief Executive Officer and other executive officers of the Company. In addition, the Compensation Committee has exclusive authority to grant stock options to executive officers.

Compensation Policies

When creating policies and making decisions concerning executive compensation, the Compensation Committee:

•	establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the labor markets in which the Company operates,

•	independently assesses operating results on a regular basis in light of expected Company performance, and

•	aligns pay incentives with the long-term interests of the Company’s stockholders.

Executive Officer Compensation Program

The Company’s executive compensation program has four major components, the combinations of which are intended to attract, retain, and motivate highly effective executives:

Base salary

Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local (Denver Area), national, and, for international executives (if any), foreign country data are examined and taken into account, along with the skills and performance of the individual and the needs of the Company.

Cash incentive compensation

Cash bonuses are designed to motivate executives to attain short-term and long-term corporate, business unit and individual management goals. The actual annual cash bonuses received by an executive depend upon attainment of certain of these specified business goals. The formula for incentive bonuses for fiscal year 2005 was based on the achievement of certain revenue and operating margin targets. It is the intention of the Compensation Committee in fiscal year 2006 to continue this linkage between the achievement of specific financial targets and corporate goals, and the payment of incentive cash compensation, for officers and other executives in the Company.

Equity-based incentive compensation

Option grants and other equity-based compensation have been provided to executives through the Company’s 1998 Stock Incentive Plan. Under this plan, officers, employees and certain consultants to the Company are eligible to be granted stock options based on competitive market data, as well as their responsibilities and position in the Company. These options allow participants to purchase shares of the Company’s Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with the Company. The purpose of this stock plan is to instill the economic incentives of ownership and to create management incentives to improve stockholder value. The Company’s stock option plan utilizes vesting periods to encourage executives and employees to remain with the Company and to focus on longer-term results.

Other executive compensation

The Company provides certain other compensation programs to executives that are also available to other Company employees, including pre-tax savings plans, medical, dental, and vision benefits. The Company generally does not provide executive perquisites.

Chief Executive Officer Compensation

In determining Mr. Koenig’s compensation for the fiscal year ended December 31, 2005, the Compensation Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the Denver Area, and evaluated achievement of corporate individual objectives for the fiscal year. Mr. Koenig received an incentive bonus for fiscal year 2005 that was determined on the basis of the Company’s revenue and operating income. We believe it is critical to the Company’s long-term success to continue to tie the Chief Executive Officer’s incentive to the Company’s performance and to align individual financial interests more closely with those of stockholders.

Compliance with Section 162(m) of the Internal Revenue Code

Under Section 162(m), the Company generally receives a federal income tax deduction for compensation paid to our Chief Executive Officer and our two other named executive officers only if the compensation is less than $1 million during any fiscal year or is “performance-based” under Section 162(m). The compensation paid to our Chief Executive Officer and our two other named officers was less than one million dollars per person in 2005 and thus is fully tax deductible.

Considering the Company’s current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company’s compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

/s/ Mark A. Floyd
Mark A. Floyd, Chairman John W. Barnett, Jr. David R. Laube Thomas C. Lamming

Compensation Committee Interlocks and Insider Participation

The Company’s compensation committee is currently composed of Messrs. Barnett, Floyd, Laube and Lamming. No interlocking relationship exists between any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or director of the Company or its subsidiaries.

COMPANY STOCK PRICE PERFORMANCE

The following graph compares the cumulative total return to stockholders on the Company’s Common Stock with the cumulative total return of the S&P 500 Index and the NASDAQ Telecommunications Index. The graph assumes that $100 was invested on December 31, 2000, in the Company’s Common Stock and each of the indices discussed above. No dividends have been declared or paid on the Company’s Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
Carrier Access Corporation	100.00	32.44	4.22	139.33	118.67	54.89
S & P 500	100.00	88.12	68.64	88.33	97.94	102.75
NASDAQ Telecommunications	100.00	69.73	35.46	58.99	62.95	49.41

OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on any such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has been provided.

THE BOARD OF DIRECTORS

Boulder, Colorado

May 1, 2006

Proxy - Carrier Access Corporation

2006 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Carrier Access Corporation, a Delaware corporation (“Carrier Access”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated May 1, 2006, and appoints Nancy Pierce and Kevin Kuznicki proxies and attorneys-in-fact (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Carrier Access that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Carrier Access to be held on June 7, 2006 at the Carrier Access headquarters, 5395 Pearl Parkway, Boulder, Colorado 80301 at 9:30 A.M. Mountain Time, and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARRIER ACCESS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2006. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE.

(Continued and to be signed on reverse side.)

+

Carrier Access Corporation

000000000.000 ext
000000000.000 ext
	000004	000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1		000000000.000 ext
ADD 2	Least Address Line	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6		C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold		For	Withhold

01 - Roger L. Koenig	☐	☐	03 - John W. Barnett, Jr.	☐	☐	05 - Mark A. Floyd	☐	☐

02 - Nancy Pierce	☐	☐	04 - David R. Laube	☐	☐	06 -Thomas C. Lamming	☐	☐

B	Issue

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	Ratification of HEIN & Associates, LLP as independent registered public accounting firm.	☐	☐	☐

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■ 0 0 9 0 6 0	1 U P X	C O Y	+